Exhibit 10.6

Execution Version

FIFTH AMENDMENT

TO

AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT, dated as of March 30, 2016 (this “Amendment”), is entered into by and among (i) Essendant Receivables LLC, an Illinois limited liability company (the “SPV”), (ii) Essendant Co., an Illinois corporation, as originator (the “Originator”), (iii) Essendant Financial Services LLC, an Illinois limited liability company, as seller (the “Seller”) and as Servicer, PNC Bank, National Association (“PNC Bank”), a national banking association, as agent (the “Agent”), as a Class Agent and as an Alternate Investor, and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch (“BTMU”), a Japanese banking corporation acting through its New York Branch, as a Class Agent and an Alternate Investor.

Reference is herein made to that certain Amended and Restated Transfer and Administration Agreement, dated as of January 18, 2013 (as amended by (i) that certain Assignment and Assumption and First Amendment to Amended and Restated Transfer and Administration Agreement, dated as of June 14, 2013, (ii) that certain Second Amendment to Amended and Restated Transfer and Administration Agreement, dated as of January 23, 2014, (iii) that certain Third Amendment to Amended and Restated Transfer and Administration Agreement, dated as of July 25, 2014, (iv) that certain Fourth Amendment to Amended and Restated Transfer and Administration Agreement, dated as of December 4, 2014, (v) that certain Third Omnibus Amendment to Transaction Documents, dated as of June 26, 2015, (vi) as amended hereby and (vii) as the same may be further amended, modified, supplemented, restated or replaced from time to time, the “Transfer Agreement”), by and among the SPV, the Originator, the Seller, PNC Bank, as Agent, as a Class Agent and as an Alternate Investor, and the financial institutions from time to time parties thereto as Conduit Investors and Alternate Investors.  Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Transfer Agreement.

WHEREAS, the parties hereto desire to amend the Transfer Agreement as set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments to Transfer Agreement.  Effective as of the Effective Date (as defined below), the Transfer Agreement is hereby amended as follows:

(a)Section 1.1 of the Transfer Agreement is amended as follows:

(i)	The definition of “Loss Reserve Ratio” is deleted in its entirety and the following is inserted in lieu thereof:

“Loss Reserve Ratio: For any Monthly Period, the product of:

(i) Stress Factor,

4175790

(ii) the highest three-month average Default Ratio during the most recent 12 month period; provided, that for purposes of determining the foregoing calculation with respect to this clause (ii) and solely with respect to:

(x) the months of February 2016 to and including July 2016, such amount shall be deemed to be 0.55%;

(y) the month of August 2016, such amount shall be deemed to be an amount equal to the three-month average Default Ratio calculated by averaging the Default Ratios with respect to December 2015, January 2016 and August 2016; and

(z) the month of September 2016, such amount shall be deemed to be an amount equal to the three-month average Default Ratio calculated by averaging the Default Ratios with respect to January 2016, August 2016 and September 2016, and

(iii) the Loss Horizon Ratio for such Monthly Period.”

(ii)	The definition of “Specified Ineligible Receivable” is deleted in its entirety and the following is inserted in lieu thereof:

“Specified Ineligible Receivable: (i) On and after the Fifth Amendment Effective Date, each Receivable the Obligor of which is identified on a list (which list may be in electronic format) provided by the Servicer to the Agent on or about the Fifth Amendment Effective Date and (ii) from time to time after the Fifth Amendment Effective Date, each Receivable, the Obligor of which is identified by the Servicer to the Class Agents on a list or other writing (which may be in electronic format) provided by the Servicer to the Agent (it being understood that for purposes of this clause (ii), the Servicer shall not designate as additional Specified Ineligible Receivables, the Receivables of more than two Obligors per calendar year).  Any designation by the Servicer of a Receivable as a Specified Ineligible Receivable shall be effective beginning with the Monthly Period immediately following the date of such designation.  Any Receivable that has been designated as a Specified Ineligible Receivable shall not become an Eligible Receivable without the prior consent of the Agent.  On any Business Day during the month of January of each calendar year, the SPV may, but shall not be required to, submit an updated list (which may be in electronic format) designating Receivables as Specified Ineligible Receivables which shall be subject to the review and approval of the Agent, in its sole discretion, in all respects.  Any updated list (which may be in electronic format) designating Receivables as Specified Ineligible Receivables submitted by the SPV pursuant to the immediately preceding sentence shall, upon receipt of the Agent’s approval thereof, supersede and replace any previously effective list designating Receivables as Specified Ineligible Receivables and such list shall set forth the Specified Ineligible Receivables for purposes of this Agreement unless and until such list is updated, supplemented or otherwise modified in accordance with the terms of this definition.”

(iii)	The following definitions are added in their proper alphabetical sequence:

“Fifth Amendment Effective Date:  March 30, 2016.”

“Fifth Amendment Effective Period:  The period beginning on the Fifth Amendment Effective Date to but excluding September 20, 2016.”

(b)The third paragraph appearing in Section 2.8 of the Transfer Agreement is deleted in its entirety and the following is inserted in lieu thereof:

“If, on any day, (a) the average of the three (3) most recent Trigger Delinquency Ratios exceeds four and one half percent (4.50%), (b) the average of the three (3) most recent Trigger Default Ratios exceeds one and three quarters of one percent (1.75%) or (c) the average of the three (3) most recent Trigger Dilution Ratios exceeds seven and one half percent (7.50%), then for so long as any of those conditions continue to exist (such period of time being an “Exception Funding Period”), any Class Agent may require the Servicer to deliver to each Class Agent, within one (1) Business Day after the end of each week any portion of which constituted an Exception Funding Period, an Interim Report covering the week most recently then-ended, in the form attached hereto as Exhibit K;

provided, that for any day occurring during the Fifth Amendment Effective Period, (x) clauses (a) and (b) shall not apply and (y) any Class Agent may require at any time the Servicer to deliver an Interim Report as set forth above.”

(c)Sections 8.1(l) and (m) of the Transfer Agreement are deleted in their entirety and the following are inserted in lieu thereof as follows:

“(l)the three-month average Trigger Delinquency Ratio shall exceed 14.00% during the Fifth Amendment Effective Period and 6.25% at all times thereafter; or

(m)the three-month average Trigger Default Ratio shall exceed 10.00% during the Fifth Amendment Effective Period and 2.25% at all times thereafter; or”

2.Representations and Warranties.  Each of the Originator, the SPV, the Seller and the Servicer hereby certifies that, subject to the effectiveness of this Amendment, each of the representations and warranties set forth in the Transfer Agreement and the other Transaction Documents is true and correct on the date hereof, as if each representation and warranty were made on the date hereof.

3.No Default.  The SPV, the Originator, the Seller and the Servicer each hereby represent and warrant that, as of the date hereof, no Termination Event or Potential Termination Event has occurred or is continuing.

4.Transaction Documents in Full Force and Effect As Amended.  Except as specifically amended hereby, the Transfer Agreement and the other Transaction Documents shall remain in full force and effect.  All references to the Transfer Agreement therein and in each other Transaction Document shall be deemed to mean the Transfer Agreement as modified hereby.  The parties hereto agree to be bound by the terms and conditions of the Transfer Agreement, as amended by this Amendment, as though such terms and conditions were set forth herein.

5.Consent of Performance Guarantor.  The Performance Guarantor hereby consents to the amendments to the Transfer Agreement set forth in this Amendment.

6.Conditions to Effectiveness.  This Amendment shall be effective as of the date (the “Effective Date”) on which the Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto.

7.Miscellaneous.

(a)This Amendment may be executed in any number of counterparts and by different parties hereto on the same or separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original instrument but all of which, together, shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

(b)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c)This Amendment may not be amended or otherwise modified except as provided in the Transfer Agreement.

(d)Any provision in this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(e)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[signatures appear on the following pages]

Exhibit 10.6

Execution Version

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

ESSENDANT RECEIVABLES LLC

By:

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

ESSENDANT CO., as Originator

By:

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

ESSENDANT FINANCIAL SERVICES LLC, as Seller and as Servicer

By:

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

[signatures continue on the following pages]

Fifth Amendment to A&R Transfer and Administration Agreement

Acknowledged and consented to by:

ESSENDANT INC., as the Performance Guarantor

By:

Name:  Robert J. Kelderhouse

Title:  Vice President and Treasurer

[signatures continue on the following pages]

Fifth Amendment to A&R Transfer and Administration Agreement

PNC BANK, NATIONAL ASSOCIATION, as an Alternate Investor, a Class Agent and the Agent

By:

Name:

Title:

[signatures continue on the following page]

Fifth Amendment to A&R Transfer and Administration Agreement

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as an Alternate Investor

By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as a Class Agent

By:

Name:

Title:

[end of signatures]

Fifth Amendment to A&R Transfer and Administration Agreement